MINFILE Number: 082FNW191 **Name:** V. & M (L.4260) **Status:** Past Producer

Production Year	Tonnes Mined	Tonnes Milled	Commodity	Grams Recovered	Kilograms Recovered
1955	3	0	Silver	12,379	
			Gold	93	
			Lead		23
			Zinc		8
1938	9	0	Silver	15,925	
			Gold	124	
1901	11	0	Silver	21,554	
			Gold	124	

Summary Totals

MINFILE Number: 082FNW191 **Name:** V. & M (L.4260) **Status:** Past Producer

	Metric	Imperial
Mined	23 tonnes	25 tons
Milled	0 tonnes	0 tons

Recovery:

	Metric	Imperial
Silver	49,858 grams	1,603 ounces
Gold	341 grams	11 ounces
Lead	23 kilograms	51 pounds
Zinc	8 kilograms	18 pounds

Comments:

1955	V. & M. (MM01218). Annual Report 1955, p. 65.
1938	Get There Eli operated by G. Larson et. al. (MM01203).
1901	V. & M. operated by V. & M. Mining Company (MM01218).